AMCORE Vintage Mutual Funds


                   AMCORE Vintage U.S. Government Obligations Fund
                           AMCORE Vintage Fixed Income Fund
                      AMCORE Vintage Intermediate Tax-Free Fund
                              AMCORE Vintage Equity Fund
                             AMCORE Vintage Balanced Fund
                        AMCORE Vintage Aggressive Growth Fund
                        AMCORE Vintage Fixed Total Return Fund

                         Supplement dated October 18, 1996 to
                             Prospectus dated May 1, 1996


               The Prospectus is hereby supplemented as follows:


               1. As of September 30, 1996, the investment adviser to the AMCORE Vintage Mutual Funds (the "Funds"), AMCORE Capital Management, Inc. (the "Adviser"), was acquired from AMCORE Bank N.A. Rockford (the "Old Parent") by AMCORE Investment Group N.A. (the "New Parent"). The New Parent, like the Old Parent, is a wholly owned subsidiary of AMCORE Financial, Inc., a registered bank holding company. This transaction was carried out solely to effectuate a corporate reorganization among certain of the subsidiaries of AMCORE Financial, Inc. and no change in either the operations or management of the Funds is contemplated as a result of the transaction.

               2. The Fixed Total Return Fund and the fixed portion of the Balanced Fund will invest substantially all, but in no event less than 75% of the value of its total assets in fixed income securities with stated or remaining maturities of 15 years or less or securities with a stated or remaining maturity in excess of 15 years if such securities have an unconditional put or sell or redeem the security within 15 years from the date of purchase. While this does not represent a change in the fund's investment policy, it clarifies the circumstance in which the fund may hold fixed income securities with a remaining maturity of 15 years or more.


                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                           PROSPECTUS FOR FUTURE REFERENCE